CMFG LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 JAMES M. POWER
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, James M. Power, Director of CMFG Life Insurance Company, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Mike F. Anderson or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") the Investment Company Act of 1940, as amended (the "1940 Act") and/or applicable state law and regulation, in connection with:

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915

--------------------------------------------------------------------------------
        PRODUCT NAME                                        1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
 MEMBERS Variable Universal Life                                 333-148419
--------------------------------------------------------------------------------
MEMBERS Variable Universal Life II                               333-148420
--------------------------------------------------------------------------------
    Ultra-Vers -ALL LIFE                                         333-148424
--------------------------------------------------------------------------------

                          CMFG VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260

--------------------------------------------------------------------------------
        PRODUCT NAME                                        1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
  MEMBERS Variable Annuity                                       333-148421
--------------------------------------------------------------------------------
 MEMBERS Variable Annuity II                                     333-148423
--------------------------------------------------------------------------------
 MEMBERS Variable Annuity III                                    333-148426
--------------------------------------------------------------------------------
MEMBERS Choice Variable Annuity                                  333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 9th day of April, 2013.

                                /s/ James M. Power
                                --------------------------------
                                James M. Power

                           CMFG LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                 DAVID P. MARKS
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, David P. Marks, Director of CMFG Life Insurance Company, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Mike F. Anderson or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") the Investment Company Act of 1940, as amended (the "1940 Act") and/or applicable state law and regulation, in connection with:

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915

--------------------------------------------------------------------------------
        PRODUCT NAME                                        1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
 MEMBERS Variable Universal Life                                 333-148419
--------------------------------------------------------------------------------
MEMBERS Variable Universal Life II                               333-148420
--------------------------------------------------------------------------------
    Ultra-Vers -ALL LIFE                                         333-148424
--------------------------------------------------------------------------------

                          CMFG VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260

--------------------------------------------------------------------------------
      PRODUCT NAME                                          1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
  MEMBERS Variable Annuity                                       333-148421
--------------------------------------------------------------------------------
 MEMBERS Variable Annuity II                                     333-148423
--------------------------------------------------------------------------------
 MEMBERS Variable Annuity III                                    333-148426
--------------------------------------------------------------------------------
MEMBERS Choice Variable Annuity                                  333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 9th day of April, 2013.

                                /s/ David P. Marks
                                --------------------------------
                                David P. Marks

                           CMFG LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                ALASTAIR C. SHORE
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Alastair C. Shore, Director of CMFG Life Insurance Company, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Mike F. Anderson or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") the Investment Company Act of 1940, as amended (the "1940 Act") and/or applicable state law and regulation, in connection with:

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915

--------------------------------------------------------------------------------
        PRODUCT NAME                                        1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
 MEMBERS Variable Universal Life                                 333-148419
--------------------------------------------------------------------------------
MEMBERS Variable Universal Life II                               333-148420
--------------------------------------------------------------------------------
    Ultra-Vers -ALL LIFE                                         333-148424
--------------------------------------------------------------------------------

                          CMFG VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260

--------------------------------------------------------------------------------
      PRODUCT NAME                                          1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
  MEMBERS Variable Annuity                                       333-148421
--------------------------------------------------------------------------------
 MEMBERS Variable Annuity II                                     333-148423
--------------------------------------------------------------------------------
 MEMBERS Variable Annuity III                                    333-148426
--------------------------------------------------------------------------------
MEMBERS Choice Variable Annuity                                  333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 9th day of April, 2013.

                                /s/ Alastair C. Shore
                                --------------------------------
                                Alastair C. Shore

                           CMFG LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                    JEFF POST
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Jeff Post, Director of CMFG Life Insurance Company, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Mike F. Anderson or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") the Investment Company Act of 1940, as amended (the "1940 Act") and/or applicable state law and regulation, in connection with:

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915

--------------------------------------------------------------------------------
        PRODUCT NAME                                        1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
 MEMBERS Variable Universal Life                                 333-148419
--------------------------------------------------------------------------------
MEMBERS Variable Universal Life II                               333-148420
--------------------------------------------------------------------------------
    Ultra-Vers -ALL LIFE                                         333-148424
--------------------------------------------------------------------------------

                          CMFG VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260

--------------------------------------------------------------------------------
      PRODUCT NAME                                          1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
  MEMBERS Variable Annuity                                       333-148421
--------------------------------------------------------------------------------
 MEMBERS Variable Annuity II                                     333-148423
--------------------------------------------------------------------------------
 MEMBERS Variable Annuity III                                    333-148426
--------------------------------------------------------------------------------
MEMBERS Choice Variable Annuity                                  333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 9th day of April, 2013.

                                /s/ Jeff Post
                                --------------------------------
                                Jeff Post

                           CMFG LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                ROBERT N. TRUNZO
                                    DIRECTOR

KNOW ALL MEN BY THESE PRESENT, that I, Robert N. Trunzo, Director of CMFG Life Insurance Company, an Iowa company (the "Company"), do hereby appoint Faye A. Patzner, Mike F. Anderson or Ross D. Hansen, and each of them severally, as my attorney-in-fact and agent, for me and in my name, place and stead to prepare, review, execute, deliver and file with any state and/or federal authority registration statements; any and all amendments to the registration statements and any and all other instruments, documents, correspondence or forms which they deem necessary or advisable to be filed by the Company under the Securities Act of 1933, as amended (the "1933 Act") the Investment Company Act of 1940, as amended (the "1940 Act") and/or applicable state law and regulation, in connection with:

                      CMFG VARIABLE LIFE INSURANCE ACCOUNT
                           1940 ACT FILE NO. 811-03915

--------------------------------------------------------------------------------
        PRODUCT NAME                                        1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
 MEMBERS Variable Universal Life                                 333-148419
--------------------------------------------------------------------------------
MEMBERS Variable Universal Life II                               333-148420
--------------------------------------------------------------------------------
    Ultra-Vers -ALL LIFE                                         333-148424
--------------------------------------------------------------------------------

                          CMFG VARIABLE ANNUITY ACCOUNT
                           1940 ACT FILE NO. 811-08260

--------------------------------------------------------------------------------
      PRODUCT NAME                                          1933 ACT FILE NUMBER
--------------------------------------------------------------------------------
  MEMBERS Variable Annuity                                       333-148421
--------------------------------------------------------------------------------
 MEMBERS Variable Annuity II                                     333-148423
--------------------------------------------------------------------------------
 MEMBERS Variable Annuity III                                    333-148426
--------------------------------------------------------------------------------
MEMBERS Choice Variable Annuity                                  333-148422
--------------------------------------------------------------------------------

and have the full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

       IN WITNESS WHEREOF, this 9th day of April, 2013.

                                /s/ Robert N. Trunzo
                                --------------------------------
                                Robert N. Trunzo